Vanguard Core-Plus Bond Index ETF
Supplement Dated June 22, 2026, to the Prospectus and Summary Prospectus
Important Changes to the Fund

The board of trustees of Vanguard Quantitative Funds has approved amending the investment strategy for Vanguard Core-Plus Bond Index ETF (the “Fund”) effective on or about June 22, 2026. The investment objective of the Fund remains unchanged.
Prospectus and Summary Prospectus Text Changes
The following replaces the language under the “Principal Investment Strategies” heading in the Fund Summary section:
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg U.S. Universal Float Adjusted Index (the “Target Index”), which measures the performance of U.S. dollar-denominated, taxable bonds that are rated either investment-grade or high-yield as determined by the index provider. The Target Index includes U.S. government and agency obligations, corporate bonds, mortgage-backed securities, asset-backed securities, and emerging market bonds, all denominated in the U.S. dollar and with maturities of at least one year. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the bonds that make up the Target Index and in securities that the advisor determines have substantially identical economic characteristics to the securities that make up the Target Index.

The Fund invests by sampling the Target Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Target Index in terms of key risk factors and other characteristics. The Fund seeks to maintain a dollar-weighted average maturity consistent with that of the Target Index. As of October 31, 2025, the dollar-weighted average maturity of the Target Index was 8 years.

Prospectus Text Changes
The following replaces the second paragraph in the More on the Fund section under the “Implementation of Investment Objective” heading:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the bonds that make up the Target Index and in securities that the advisor determines have substantially identical economic characteristics to the securities that make up the Target Index. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.

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